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                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                             SOCIAL AWARENESS FUND

                       SUPPLEMENT ISSUED OCTOBER 14, 1998
                      TO PROSPECTUS DATED OCTOBER 1, 1998


Effective immediately, Maruti D. More' has assumed responsibility for the portfolio management of the American General Social Awareness Fund. Mr. More' has been Vice President - Investments of American General Series Portfolio Company since July 1998. Since April 1998, Mr. More' serves as Vice President of The Variable Annuity Life Insurance Company and American General Investment Management, L.P. From 1996 to April 1998, Mr. More' was a portfolio manager with American General Corporation. From 1993 to 1995, Mr. More' was Managing Director, Marketable Securities at Paul Revere Investment Management Corporation.









VA 9017-A VER 10/98